UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2018
Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
In connection with the previously announced offer to exchange any and all of the outstanding senior notes issued by Scripps Networks Interactive, Inc. (the "Scripps notes") for newly-issued series of senior notes issued by Discovery Communications, LLC which will be fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Discovery Communications, Inc. (the "Company") and Scripps Networks Interactive, Inc. ("Scripps"), the Company is providing the unaudited pro forma condensed combined financial statements and explanatory notes as of and for the year ended December 31, 2017 attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Cautionary Language Regarding Forward-Looking Statements
The Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Scripps attached to this Current Report on Form 8-K contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in the unaudited pro forma condensed combined financial statements include, without limitation, statements regarding the integration of the Company and Scripps, the expected timing of the closing of the Merger, the estimated merger consideration, the expected source of cash that will fund the cash portion of the merger consideration, the preliminary purchase price allocation and other estimates included in the unaudited pro forma condensed combined financial statements. These statements are based on information available to the Company as of the date hereof, and actual results could differ materially from those stated or implied, due to market conditions, as well as risks and uncertainties associated with the Company’s business, which include the risk factors disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2018. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Discovery Communications, Inc. and Scripps Networks Interactive, Inc. as of and for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: March 5, 2018	By:	/s/ Gunnar Wiedenfels
Gunnar Wiedenfels
Chief Financial Officer